UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

___________________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

Aegion Corporation

(Name of Registrant as Specified in its Charter)

_________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Aegion Corporation

17988 Edison Ave.

Chesterfield, Missouri 63130

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING OUR 2020 ANNUAL MEETING OF STOCKHOLDERS TO

BE HELD ON WEDNESDAY, APRIL 22, 2020.

On April 13, 2020, Aegion Corporation (the “Corporation”) issued the following press release related to a change to the format of the Corporation’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Wednesday, April 22, 2020. As described below, the 2020 Annual Meeting will now be held in a virtual-only meeting format.

The following Notice of Change to Virtual Meeting supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Corporation filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2020 and subsequently mailed or made available to the Corporation’s stockholders in connection with the solicitation of proxies by the Corporation’s Board of Directors for use at the 2020 Annual Meeting.

These supplemental proxy materials are being filed with the SEC on April 13, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Aegion Corporation to Hold Virtual Annual Meeting of Stockholders

ST. LOUIS, April 13, 2020  -- Aegion Corporation (Nasdaq Global Select Market: AEGN) today announced that its 2020 Annual Meeting of Stockholders will now be conducted exclusively online by remote communication. The decision was made in light of the COVID-19 pandemic, public health concerns and local mandates restricting public gatherings in the State of Missouri and the County of St. Louis. The Company believes utilizing a virtual meeting format is prudent to protect the health and safety of stockholders, employees and the community.

As a result of this change, stockholders will not be able to attend the meeting in person. Stockholders of record as of the close of business on February 25, 2020, however, will be able vote and ask questions during the meeting through the online platform.

The meeting will continue to be held on Wednesday, April 22, 2020 at 8:30 a.m. Central Daylight Time. The items of business are the same as set forth in the meeting notice previously provided to stockholders.

In order to attend the 2020 Annual Meeting, stockholders will be required to register in advance at http://viewproxy.com/aegioncorp/2020/. Registration will close at 4:00 p.m. Central Daylight Time on Monday, April 20, 2020.

Stockholders will be able to log into the meeting platform beginning at 8:15 a.m. Central Daylight Time on Wednesday, April 22, 2020 by visiting http://viewproxy.com/aegioncorp/2020/vm and providing log-on information obtained during  the registration process. Stockholders may vote and ask questions during the Annual Meeting by following the instructions available on the meeting website.

If stockholders encounter any technical difficulties with the virtual meeting platform on the meeting day, please call toll-free support at 1-866-612-8937. Technical support will be available beginning at 8:15 a.m. Central Daylight Time on Wednesday, April 22, 2020 and will remain available until the close of the meeting.

Stockholders may continue to submit proxies in advance of the annual meeting via the internet, by phone or by mail, following instructions included on the previously distributed proxy card or notice of internet availability. Please note that these materials will not be updated to reflect the change to a virtual meeting. Stockholders are urged to vote and submit proxies in advance of the meeting using one of the methods described in the proxy materials.

The Company anticipates at this time that it will return to in-person (or hybrid) stockholder meetings, as per past practice, as soon as it is practicable and safe to do so.

About Aegion Corporation (NASDAQ: AEGN)

Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen infrastructure around the world. Since 1971, the Company has played a pioneering role in finding transformational solutions to rehabilitate aging infrastructure, primarily pipelines in the wastewater, water, energy, mining and refining industries. Aegion also maintains the efficient operation of refineries and other industrial facilities. Aegion is committed to Stronger. Safer. Infrastructure.®

More information about Aegion can be found at https://www.aegion.com/.

Aegion®, the Aegion® logo and Stronger. Safer. Infrastructure.® are the registered trademarks of Aegion Corporation and its affiliates.

For more information, contact:

Katie Cason

Senior Vice President, Strategy and Communications
Aegion Corporation

(636) 530-8000

NOTICE OF CHANGE TO VIRTUAL MEETING FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 22, 2020

April 13, 2020

To the Stockholders of Aegion Corporation:

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders, employees and community, NOTICE IS HEREBY GIVEN that the location of the 2020 Annual Meeting of Stockholders of Aegion Corporation has been changed such that the meeting will be held over the internet in a virtual meeting format only. You will not be able to attend the Annual Meeting in person. The date and time have not been changed, and the meeting will continue to be held on April 22, 2020 at 8:30 a.m. Central Daylight Time.  The items of business are the same as set forth in the meeting notice previously provided to stockholders.

In order to attend the 2020 Annual Meeting of Stockholders, you will be required to register at: http://viewproxy.com/aegioncorp/2020/.  To log onto the virtual meeting (once registered), visit http://viewproxy.com/aegioncorp/2020/vm and enter the log on information you were provided as part of the registration process.  Registration will close at 4:00 p.m. Central Daylight Time on Monday, April 20, 2020.  You will be able to log into the meeting platform beginning at 8:15 a.m. Central Daylight Time on April 22, 2020.  You may vote and ask questions during the Annual Meeting by following the instructions available on the meeting website during the meeting.

You may continue to submit your proxy in advance of the annual meeting via the internet, by phone or by mail by following the instructions included on the original proxy card, voting instruction form or notice of internet availability previously distributed. Please note that these materials will not be updated to reflect the change to a virtual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting using one of the methods described in the proxy materials.

By Order of the Board of Directors,

Sincerely,

/s/ Mark A. Menghini

Senior Vice President, General Counsel & Secretary

The proxy statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available at https:/www.aegion.com/investor/financial-news-resources/annual-reports.  Additionally, you may access our proxy materials with your control number at www.proxyvote.com.